THRIVENT SERIES FUND, INC.

                                                  Form N-SAR for
                                           Fiscal Period Ended 12-31-05

                                                 INDEX TO EXHIBITS
EXHIBIT NO.  ITEM

1.           Report on internal control by Independent Public
Accountants. (Item 77.B.)

2. Transactions effected pursuant to rule 10f-3 for 12-month period ending December 31, 2005 (Item 77.0.)